UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2007

Longs Drug Stores Corporation

(Exact Name of Registrant as Specified in Charter)

Maryland	1-8978	68-0048627
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

141 North Civic Drive Walnut Creek, California	94596
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (925) 937-1170

(Former Name or Former address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

1. Election of Evelyn S. Dilsaver as Director

At its February 27, 2007 meeting, the Board of Directors, upon the recommendation of the Governance and Nominating Committee, elected Evelyn S. Dilsaver as a director of the Company. Based upon its determination that Ms. Dilsaver is an independent director and meets the definition of an audit committee “financial expert” under applicable SEC and New York Stock Exchange rules, Ms. Dilsaver was also appointed to serve as a member of the Audit and Finance Committee and as a member of the Governance and Nominating Committee. Ms. Dilsaver is not a party to any transaction described in Item 404(a) of Regulation S-K involving the Company or any of its subsidiaries.

Ms. Dilsaver has been President and Chief Executive Officer of Charles Schwab Investment Management, Inc., and Executive Vice President of The Charles Schwab Corporation, since July 2004. Previously she served as Senior Vice President of the Asset Management Products and Services group of The Charles Schwab Corporation, from July 2003 to July 2004. From October 2000 to July 2003, she was Executive Vice President, Chief Financial Officer, Chief Accounting Officer and a member of Management Committee of U.S. Trust Company, a subsidiary of The Charles Schwab Corporation.

A copy of the press release announcing Ms. Dilsaver’s election to the Board of Directors is attached hereto as Exhibit 99.1.

2. Retirement of Robert M. Long

On February 27, 2007, Robert M. Long notified the Company that he has decided to retire from the Board of Directors when his current term expires at the 2007 annual meeting on May 22, 2007.

A copy of the press release announcing Mr. Long’s retirement from the Board of Directors is attached hereto as Exhibit 99.2.

3. Director Nominees for the 2007 Annual Meeting of Stockholders

Also at its February 27, 2007 meeting, the Board of Directors, upon the recommendation of the Governance and Nominating Committee, approved a slate of nominees for election to the Board at the Company’s 2007 annual meeting of stockholders, which is scheduled to be held on May 22, 2007. Evelyn S. Dilsaver, Lisa M. Harper and Harold R. Somerset will stand for re-election at such annual meeting.

Item 7.01 Regulation FD Disclosure.

On February 27, 2007, the Company issued a news release announcing a cash dividend. The full text of the news release is furnished as Exhibit 99.3 hereto and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibits are being furnished as part of this Form 8-K:

99.1	News Release of Longs Drug Stores Corporation dated February 27, 2007 related to election of director.

99.2	News Release of Longs Drug Stores Corporation dated February 27, 2007 related to retirement of Robert M. Long.

99.3	News Release of Longs Drug Stores Corporation dated February 27, 2007 related to cash dividend.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LONGS DRUG STORES CORPORATION

Dated: February 27, 2007	By:	/s/ William J. Rainey
William J. Rainey
	Its:	Senior Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	News Release of Longs Drug Stores Corporation dated February 27, 2007 related to election of director.

99.2	News Release of Longs Drug Stores Corporation dated February 27, 2007 related to retirement of Robert M. Long.

99.3	News Release of Longs Drug Stores Corporation dated February 27, 2007 related to cash dividend.